                                                                    Exhibit 99.4

                        CONSENT OF ELIZABETH WEATHERMAN

     In accordance with Rule 438 under the Securities Act of 1933, I hereby consent to being named for appointment to the board of directors of Data Critical Corporation (the "Company") in the Company's Registration Statement on Form S-4 and any amendments thereto and to the inclusion of my name and biography in such registration statement.


Date: April 12, 2001           /s/ Elizabeth Weatherman
      -----------------        --------------------------
                               Elizabeth Weatherman


                                       2